FIDELITY
REAL ESTATE HIGH INCOME FUND II

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PERFORMANCE            3   HOW THE FUND HAS DONE OVER
                           TIME.

FUND TALK              4   THE MANAGERS' REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND
                           OUTLOOK.

INVESTMENTS            5   A COMPLETE LIST OF THE FUND'S
                           INVESTMENTS WITH THEIR
                           MARKET VALUES.

FINANCIAL STATEMENTS   8   STATEMENTS OF ASSETS AND
                           LIABILITIES, OPERATIONS, AND
                           CHANGES IN NET ASSETS, AS
                           WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  10  NOTES TO THE FINANCIAL
                           STATEMENTS.

REPORT OF INDEPENDENT  12  THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

REAL ESTATE HIGH INCOME FUND II
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,    PAST 1 YEAR  LIFE OF FUND
1998

Fidelity Real Estate High     -13.66%      20.72%
Income II

ML High Yield Master          3.66%        21.68%

NAREIT Index                  -18.82%      n/a

Real Estate Funds Average     -15.46%      n/a

High Current Yield Funds      -0.44%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index, a market capitalization weighted index that tracks the common stocks of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The fund formerly was included in Lipper's high current yield category (which included 246 funds for the past one year), but will be included in the real estate funds category (100 funds) in the future. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,  PAST 1 YEAR  LIFE OF FUND
1998

Fidelity Real Estate High   -13.66%      8.69%
Income II

ML High Yield Master        3.66%        9.07%

NAREIT Index                -18.82%      n/a

Real Estate Funds Average   -15.46%      n/a

High Current Yield Funds    -0.44%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER LIFE OF FUND
             Real Estate High Inc II     ML High Yield Master
             00673                       ML002
  1996/09/27     100000.00                   100000.00
  1996/09/30     100015.46                   100103.87
  1996/10/31     101680.42                   101200.94
  1996/11/30     105246.94                   103246.93
  1996/12/31     109515.21                   104041.39
  1997/01/31     111734.97                   104840.96
  1997/02/28     114208.16                   106311.66
  1997/03/31     116045.52                   105130.92
  1997/04/30     115287.34                   106327.48
  1997/05/31     116763.18                   108443.04
  1997/06/30     122379.11                   110121.72
  1997/07/31     126954.06                   112764.42
  1997/08/31     126675.92                   112510.70
  1997/09/30     138012.42                   114431.67
  1997/10/31     136149.32                   115191.10
  1997/11/30     137072.72                   116222.73
  1997/12/31     139818.20                   117384.75
  1998/01/31     139710.02                   119104.30
  1998/02/28     137538.73                   119624.61
  1998/03/31     140671.46                   120655.52
  1998/04/30     137335.36                   121228.62
  1998/05/31     136828.52                   122012.86
  1998/06/30     136474.17                   122677.18
  1998/07/31     129516.45                   123376.78
  1998/08/31     119169.93                   118052.96
  1998/09/30     123288.45                   118288.43
  1998/10/31     121429.19                   116315.17
  1998/11/30     122119.15                   121644.09
  1998/12/31     120721.10                   121684.47
IMATRL PRASUN   SHR__CHT 19981231 19990129 160719 R00000000000031

$100,000 OVER LIFE OF FUND: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by December 31, 1998, the value of the investment would have grown to $120,721 - a 20.72% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $121,684 - a 21.68% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

REAL ESTATE HIGH INCOME FUND II
FUND TALK: THE MANAGERS' OVERVIEW

An interview with Mark Snyderman, who manages the fund's commercial mortgage-backed investments, and Barry Greenfield, manager of the fund's real estate investment trust positions.

Q. HOW DID THE FUND PERFORM, MARK?

M.S. For the 12 months that ended December 31, 1998, the fund returned -13.66%. During the same period, the Merrill Lynch High Yield Master Index - a broad measure of the high-yield bond market - returned 3.66%, while the real estate funds average returned -15.46%, according to Lipper Inc. The fund also outperformed the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, which returned -18.82% during the past year.

Q. WHAT CAUSED THE FUND TO UNDERPERFORM THE MERRILL LYNCH INDEX YET OUTPERFORM THE REAL ESTATE FUNDS AVERAGE AND THE NAREIT INDEX?

M.S. The primary reason was because the fund is comprised of two sub-portfolios that invest in commercial mortgage-backed securities
(CMBS) and real estate investment trusts (REITs), while the Merrill Lynch index is a measure of performance for a broad range of high-yield bonds. REITs dropped precipitously during the period as investors questioned the sustainability of earnings and the future of the U.S. economy in light of global financial troubles. However, the fund's high-yield sub-portfolio stabilized performance, allowing the fund to outperform funds that invest primarily in REITs.

Q. WHAT OTHER FACTORS INFLUENCED THE CMBS MARKET?

M.S. There was a supply and demand imbalance in the CMBS market in the second half of the period. Part of the decline in demand was caused by events that were unexpected and unique to the high-yield mortgage bond market. As demand for CMBS dried up over the last six months, resulting in significant widening of yield spreads and declining prices, the situation was amplified as half the buyers in the market disappeared in late September and became sellers of mortgage bonds. Crimmi Mae, one of the biggest buyers of these securities, declared bankruptcy and a number of other market participants experienced margin calls due to high debt levels. This situation exerted significant selling pressures on high-yield mortgage securities.

Q. THE INVESTMENT ENVIRONMENT WAS EVEN MORE DIFFICULT FOR REITS. CAN YOU TELL US A BIT MORE ABOUT THIS SITUATION, BARRY?

B.G. Despite the strongest real estate fundamentals in more than a decade, the list of reasons for REITs' poor showing in 1998 is a long one. It includes fears about overbuilding and that REITs were unjustifiably bidding up property prices. The REIT market came under a lot of pressure during the period as investors questioned the sustainability of long-term earnings, following a period of aggressive merger and acquisition activity that drove up prices. Adding to the difficulties were legislative hurdles. Certain lodging companies that operate as paired-share REITs - common stocks of two different entities under the same management that trade as one unit - were hurt as they sought to restructure their business to reflect legislative changes that prohibit them from acting in the same capacity for new properties. Finally, the near-collapse of hedge fund Long-Term Capital Management resulted in the near shutdown of the CMBS market as a source of REIT financing. The inability to raise new capital halted construction and many acquisitions were dropped. Analysts lowered expected growth rates and stock prices tumbled.

Q. WHAT SEGMENTS OF THE REIT MARKET PERFORMED WELL? WHAT HOLDINGS HURT PERFORMANCE?

B.G. In the second half of the year, the entire REIT market declined. Essentially, there was no place to hide. However, I did move some assets into diversified hotels, malls and office buildings to stabilize performance, reduce risk and increase yields in the portfolio. Apartment Investment & Management Co., a REIT that operates diversified apartment communities, held up fairly well due to its reliable earnings and strong fundamental business outlook. Kimco Realty, a REIT involved in the ownership and operation of community shopping centers, also provided stable returns. On the negative side, Starwood Hotels & Resorts hurt performance as the stock suffered from legislative changes that reduced the usefulness of its paired-share structure. The fund's holdings in Patriot American Hospitality also were hurt by the legislative changes, weakened demand in certain regions and an excessively leveraged balance sheet.

Q. MARK AND BARRY, WHAT ARE YOUR OUTLOOKS FOR THE MONTHS AHEAD?

M.S. As I mentioned earlier, we experienced a very peculiar situation in the high-yield mortgage market, where half of the buyers were over-leveraged with debt, causing a huge dislocation in the market. When you lose significant demand for bonds, yield spreads widen dramatically and it takes some time for buyers to re-enter the market. Nevertheless, the dramatic sell-off in this sector of the market has created some opportunities for the fund, and we are beginning to see signs that buyers are returning since many commercial mortgage securities looked attractively valued. If this trend continues, we could see an increase in demand, tighter yield spreads and higher prices. All of these factors should be favorable for the fund's performance.

B.G. As always, the fund remains fully invested in the property sectors that show the best fundamentals, strong growth prospects and healthy balance sheets. With REIT yields at record levels relative to the 10-year Treasury note, REITs should start to rebound. If investors begin to seek higher yields, then we could see a recovery and better fund performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

GOAL: to provide high current income by investing primarily in commercial mortgage-backed securities and real estate investment trusts

START DATE: September 27, 1996

SIZE: as of December 31, 1998, more than $192 million

MANAGERS: Mark Snyderman, since inception;
joined Fidelity in 1994; Barry Greenfield, since inception; joined Fidelity in 1968

FIDELITY REAL ESTATE HIGH INCOME FUND II

INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



CORPORATE BONDS - 1.3%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.7%

CONSTRUCTION & REAL ESTATE -
0.4%

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

Rockefeller Center                -         $ 1,000,000                    $ 770,000
Properties, Inc. 0% 12/31/00

MEDIA & LEISURE - 0.3%

LODGING & GAMING - 0.3%

ShoLodge, Inc. 7.5% 5/1/04        B2         1,170,000                      719,550

TOTAL CONVERTIBLE BONDS                                                     1,489,550

NONCONVERTIBLE BONDS - 0.6%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE - 0.3%

LNR Property Corp. 9.375%         B1         615,000                        590,400
3/15/08

MEDIA & LEISURE - 0.2%

LODGING & GAMING - 0.2%

ShoLodge, Inc. 9.75% 11/1/06      B1         415,000                        261,450

SERVICES - 0.1%

AMRESCO, Inc. 9.875% 3/15/05      Caa3       370,000                        259,000

TOTAL NONCONVERTIBLE BONDS                                                  1,110,850

TOTAL CORPORATE BONDS                                                       2,600,400
(Cost $2,994,501)

ASSET-BACKED SECURITIES - 0.3%



Saxon Asset Securities Trust:

8% 12/25/27 (b)                   BB         400,000                        354,016

8.6% 12/25/27 (b)                 B          345,000                        212,486

TOTAL ASSET-BACKED SECURITIES                                               566,502
(Cost $573,925)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%



PRIVATE SPONSOR - 0.4%

Credit-Based Asset Servicing
and Securitization LLC
Series 1997 2:

Class 2-B, 7.2141% 12/29/25       Ba3        854,676                        302,342
(b)(c)(g)

Class 2-C, 7.2141% 12/29/25       B3         2,550,000                      382,500
(b)(c)(g)

TOTAL COLLATERALIZED                                                        684,842
MORTGAGE OBLIGATIONS
(Cost $1,192,619)

COMMERCIAL MORTGAGE
SECURITIES - 17.2%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ACP Mortgage LP floater           B         $ 1,864,926                    $ 1,491,940
Series F, 7.3892% 2/28/28
(b)(c)

Artesia Mortgage CMBS, Inc.
Series 1998 C1:

Class G, 6.871% 10/25/31          -          999,248                        600,837
(b)(c)

Class NR, 6.423% 10/25/31         -          1,499,623                      387,266
(b)(c)

BKB Commercial Mortgage Trust
Series 1997 C1:

Class F, 8.7871% 4/26/04          B          1,476,000                      1,372,449
(b)(c)

Class G, 8.7871% 4/27/09          CCC        1,790,500                      1,145,920
(b)(c)

Class H, 8.94% 10/25/22 (b)(c)    -          1,810,596                      362,119

Blaylock Mortgage Capital
Corp. Series 1997 A:

Class B5, 6.425% 10/15/03 (b)     B-         250,000                        169,961

Class B6, 6.425% 10/15/03 (b)     CCC        250,000                        112,539

Class B7, 6.425% 10/15/03 (b)     -          335,000                        103,798

DLJ Mortgage Acceptance Corp.:

Series 1994 MF4 Class C, 8.5%     -          1,046,000                      793,326
4/18/01 (b)

Series 1994 MF11 Class B2,        Ba2        2,400,000                      2,027,251
8.1% 6/18/04 (b)

First Chicago/Lennar Trust I      -          4,000,000                      3,070,000
Series 1997 CHL1 Class E,
8.1117% 4/1/39 (c)

FMAC Loan Receivables Trust:

Series 1997 A Class F,            -          925,542                        631,682
8.1063% 4/15/19 (b)(c)

Series 1998 A Class E,            BB         2,500,000                      1,701,563
7.9265% 9/15/20 (b)(c)

Kidder Peabody Acceptance         -          1,914,000                      1,232,437
Corp. I Series 1994 M1 Class
D, 8.1284% 7/25/01 (b)(c)

LB Multifamily Mortgage Trust     Caa1       512,980                        353,956
Series 1991 4 Class A1,
7.2559% 4/25/21 (c)

Meritor Mortgage Security         -          12,919,000                     2,397,766
Corp. Series 1987 1 Class B,
9.4% 2/1/00 (b)(g)

Morgan (JP) Commercial            -          4,885,341                      1,413,696
Mortgage Finance Corp.
Series 1997 C4 Class NR,
7.38% 12/26/28 (b)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Mortgage Capital Funding,         Baa3      $ 2,500,000                    $ 2,261,719
Inc. Series 1998-MC3 Class
E, 7.355% 11/18/31 (c)

Nomura Depositor Trust Series     -          1,000,000                      854,375
1998-ST1A Class B1A, 8.2966%
1/15/03 (b)(c)

Resolution Trust Corp.:

floater Series 1991 M2 Class      Ba3        631,745                        543,301
A1, 6.8773% 9/25/20 (c)

Series 1991 M2:

Class A3, 7.2498% 9/25/20 (c)     Ba3        945,529                        765,878

Class A2, 7.6548% 9/25/20 (c)     Ba3        2,166,543                      1,819,896

Structured Asset Securities
Corp.:

Series 1995 C1 Class F,           -          3,000,000                      2,384,531
7.375% 12/25/25 (b)

Series 1996 CFL:

Class G, 7.75% 2/25/28 (b)        B          3,250,000                      2,957,500

Class H, 7.75% 2/25/28 (b)        B-         1,500,000                      1,054,815

Structured Mortgage Trust
Series 1997-2:

Class C, 7.41% 1/30/06 (WAC)      -          650,000                        429,914
(b)(c)

Class D, 7.41% 1/30/06 (WAC)      -          800,000                        504,125
(b)(c)

TOTAL COMMERCIAL MORTGAGE                                                32,944,560
SECURITIES
(Cost $30,897,860)

COMPLEX MORTGAGE SECURITIES -
0.5%



INTEREST ONLY STRIPS - 0.0%

BKB Commercial Mortgage Trust     BBB        16,809,935                     67,240
Series 1997 C1  Class X-1,
1.2074% 12/26/01 (b)(c)(e)

PRINCIPAL ONLY STRIPS - 0.5%

Structured Asset Securities       -          2,143,008                      846,488
Corp. Series 1996  CFL Class
P, 0% 2/25/28 (b)(f)

TOTAL COMPLEX MORTGAGE                                                      913,728
SECURITIES
(Cost $536,539)



COMMON STOCKS - 77.2%

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
76.6%

REAL ESTATE - 3.9%

Boardwalk Equities, Inc. (a)      201,400                        $ 2,223,888

Fortress Investment Corp. (b)     100,000                         1,687,500

Lexford Residential Trust         50,000                          925,000

LNR Property Corp.                11,400                          227,288

Trizec Hahn Corp. (sub-vtg.)      121,300                         2,496,537

                                                                  7,560,213

REAL ESTATE INVESTMENT TRUSTS
- 72.7%

AMB Property Corp.                227,500                         5,005,000

AMRESCO Capital Trust, Inc.       90,000                          855,000

Apartment Investment &            358,100                         13,316,839
Management Co. Class A

Apex Mortgage Capital, Inc.       59,800                          575,575

Boston Properties, Inc.           98,200                          2,995,100

Bradley Real Estate, Inc.         84,900                          1,740,450
(SBI)

Brandywine Realty Trust           11,600                          207,350

CBL & Associates Properties,      100,600                         2,596,738
Inc.

CCA Prison Realty Trust           119,100                         2,441,550

CenterPoint Properties Trust      60,900                          2,059,181

Clarion Commercial Holdings,      113,300                         481,525
Inc.  Class A

Colonial Properties Trust         106,800                         2,843,550
(SBI)

Cousins Properties, Inc.          86,500                          2,789,625

Crescent Real Estate Equities     146,100                         3,360,300
Co.

Duke Realty Investments, Inc.     111,500                         2,592,375

Eastgroup Properties, Inc.        100,700                         1,856,656

Equity Office Properties Trust    158,696                         3,808,704

Equity Residential Properties     82,600                          3,340,138
Trust (SBI)

FelCor Lodging Trust, Inc.        59,200                          1,365,300

Gables Residential Trust (SBI)    62,800                          1,456,175

General Growth Properties,        61,300                          2,321,738
Inc.

Glenborough Realty Trust,         124,500                         2,536,688
Inc.

Home Properties of N.Y., Inc.     120,600                         3,105,450

Innkeepers USA Trust              85,000                          1,004,063

Kimco Realty Corp.                240,400                         9,540,875

Liberty Property Trust (SBI)      51,200                          1,260,800

Mack-Cali Realty Corp.            237,750                         7,340,531

Meditrust Corp. unit              130,400                         1,972,300

New Plan Excel Realty Trust       236,220                         5,241,131

Northstar Capital Investment      85,000                          1,360,000
Corp. (b)

Ocwen Asset Investment Corp.      60,000                          288,750

Parkway Properties, Inc.          48,400                          1,512,500

Patriot American Hospitality,     40,800                          244,800
Inc. unit

Post Properties, Inc.             101,600                         3,905,250

Public Storage, Inc.              198,400                         5,369,200

Realty Income Corp.               50,000                          1,243,750

Reckson Associates Realty         279,200                         6,194,750
Corp.

Simon Property Group, Inc.        272,000                         7,752,000

Starwood Hotels & Resorts         248,550                         5,638,978
Trust

Summit Properties, Inc.           61,500                          1,060,875

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Sun Communities, Inc.             51,200                         $ 1,782,400

Sunstone Hotel Investors,         91,900                          867,306
Inc.

Taubman Centers, Inc.             175,000                         2,406,250

Town & Country Trust              60,000                          963,750

Vornado Realty Trust              210,000                         7,087,500

Weeks Corp.                       14,200                          400,263

Weingarten Realty Investors       28,900                          1,289,663
(SBI)

                                                                  139,378,692

TOTAL CONSTRUCTION & REAL                                         146,938,905
ESTATE

TECHNOLOGY - 0.6%

COMPUTER SERVICES & SOFTWARE
- 0.6%

Realty Information Group,         88,300                          1,114,788
Inc. (a)

TOTAL COMMON STOCKS                                               148,053,693
(Cost $157,781,280)

PREFERRED STOCKS - 2.4%



CONVERTIBLE PREFERRED STOCKS
- 1.0%

CONSTRUCTION & REAL ESTATE -
1.0%

REAL ESTATE INVESTMENT TRUSTS
- 1.0%

Apartment Investment &            28,515                          1,055,055
Management Co. $0.90

Innkeepers USA Trust Series       40,000                          785,000
A, $2.16

                                                                  1,840,055

NONCONVERTIBLE PREFERRED
STOCKS - 1.4%

CONSTRUCTION & REAL ESTATE -
1.4%

REAL ESTATE INVESTMENT TRUSTS
- 1.4%

Crown America Realty Trust        40,600                          1,984,325
Series A, $5.50

Walden Residential                36,100                          785,175
Properties,  Inc. $2.30

                                                                  2,769,500

TOTAL PREFERRED STOCKS                                            4,609,555
(Cost $5,003,936)

CASH EQUIVALENTS - 0.7%

                                 MATURITY AMOUNT

Investments in repurchase        $ 1,331,697                      1,331,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.72%,
dated 12/31/98 due 1/4/99
(Cost $1,331,000)

TOTAL INVESTMENT IN                                             $ 191,704,280
SECURITIES - 100%
(Cost $200,311,660)


SECURITY TYPE ABBREVIATIONS
SBI - SHARES OF BENEFICIAL INTEREST

WAC - WEIGHTED AVERAGE COUPON

LEGEND

(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $29,342,382 or 15.2% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Security represents the right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(f) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

(g) Partial interest payment received on the last interest payment date.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS           S&P RATINGS

Aaa, Aa, A          0.0%  AAA, AA, A      0.0%

Baa                 1.2%  BBB             0.0%

Ba                  2.9%  BB              1.1%

B                   1.0%  B               6.2%

Caa                 0.3%  CCC             0.8%

Ca, C               0.0%  CC, C           0.0%

                          D               0.2%

The percentage not rated by Moody's or S&P amounted to 8.8%. FMR has determined that unrated debt securities that are lower quality account for 8.8% of the total value of investment in securities.

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $201,260,360. Net unrealized depreciation aggregated $9,556,080 of which $6,940,617 related to appreciated investment securities and $16,496,697 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $4,711,000, all of which will expire on December 31, 2006.

The fund elects to defer to its fiscal year ending December 31, 1999 approximately $3,585,000 of losses recognized during the period
November 1, 1998 to  December 31, 1998.

REAL ESTATE HIGH INCOME FUND II
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     DECEMBER 31, 1998

ASSETS

Investment in securities, at              $ 191,704,280
value (including repurchase
agreements of $1,331,000)
(cost $200,311,660) -  See
accompanying schedule

Cash                                       19,352

Receivable for investments                 3,894
sold

Dividends receivable                       1,111,282

Interest receivable                        409,923

 TOTAL ASSETS                              193,248,731

LIABILITIES

Payable for investments        $ 567,324
purchased

Distributions payable           6,357

Accrued management fee          111,532

Other payables and accrued      92,977
expenses

 TOTAL LIABILITIES                         778,190

NET ASSETS                                $ 192,470,541

Net Assets consist of:

Paid in capital                           $ 210,211,453

Undistributed net investment               111,674
income

Accumulated undistributed net              (9,245,159)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (8,607,427)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 19,015,914                $ 192,470,541
shares outstanding

NET ASSET VALUE, offering                  $10.12
price  and redemption price
per  share ($192,470,541
(divided by) 19,015,914
shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                               $ 6,385,402
Dividends

Interest                                         4,062,055

 TOTAL INCOME                                    10,447,457

EXPENSES

Management fee                   $ 968,276

Transfer agent fees               30,318

Accounting fees and expenses      99,149

Non-interested trustees'          463
compensation

Custodian fees and expenses       12,440

Registration fees                 31,750

Audit                             31,185

Legal                             3,008

Interest                          1,261

Miscellaneous                     355

 Total expenses before            1,178,205
reductions

 Expense reductions               (84,767)       1,093,438

NET INVESTMENT INCOME                            9,354,019

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (9,228,104)

 Foreign currency transactions    (138)          (9,228,242)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (19,146,699)

 Assets and liabilities in        (47)           (19,146,746)
foreign currencies

NET GAIN (LOSS)                                  (28,374,988)

NET INCREASE (DECREASE) IN                      $ (19,020,969)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET       YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997
ASSETS

Operations Net investment        $ 9,354,019                   $ 5,099,884
income

 Net realized gain (loss)         (9,228,242)                   4,273,306

 Change in net unrealized         (19,146,746)                  7,967,115
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (19,020,969)                  17,340,305
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (8,886,001)                   (5,099,884)
From net investment income

 In excess of net investment      -                             (603,357)
income

 From net realized gain           -                             (3,665,507)

 TOTAL DISTRIBUTIONS              (8,886,001)                   (9,368,748)

Share transactions Net            132,149,141                   58,555,795
proceeds from sales of shares

 Reinvestment of distributions    8,885,645                     7,806,611

 Cost of shares redeemed          (30,442,411)                  (17,500,000)

 NET INCREASE (DECREASE) IN       110,592,375                   48,862,406
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       82,685,405                    56,833,963
IN NET ASSETS

NET ASSETS

 Beginning of period              109,785,136                   52,951,173

 End of period (including        $ 192,470,541                 $ 109,785,136
undistributed net investment
income of $111,674 and
distributions in excess of
net investment income of
$10,261, respectively)

OTHER INFORMATION
Shares

 Sold                             11,955,831                    4,694,782

 Issued in reinvestment of        845,461                       638,145
distributions

 Redeemed                         (2,653,000)                   (1,402,267)

 Net increase (decrease)          10,148,292                    3,930,660

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,             SEPTEMBER 27, 1996
                                                                      (COMMENCEMENT  OF
                                                                      OPERATIONS) TO  DECEMBER 31,

SELECTED PER-SHARE DATA          1998                      1997       1996

Net asset value, beginning of    $ 12.380                  $ 10.730   $ 10.000
period

Income from Investment            .786 D                    .823 D     .214
Operations Net investment
income

 Net realized and unrealized      (2.454)                   2.073      .732
gain (loss)

 Total from investment            (1.668)                   2.896      .946
operations

Less Distributions

 From net investment income       (.592)                    (.721)     (.216)

 In excess of net investment      -                         (.085)     -
income

 From net realized gain           -                         (.440)     -

 Total distributions              (.592)                    (1.246)    (.216)

Net asset value, end of period   $ 10.120                  $ 12.380   $ 10.730

TOTAL RETURN B, C                 (13.66)%                  27.67%     9.52%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 192,471                 $ 109,785  $ 52,951
(000 omitted)

Ratio of expenses to average      .89%                      .97%       1.42% A
net assets

Ratio of expenses to average      .83% E                    .94% E     1.42% A
net assets after expense
reductions

Ratio of net investment           7.08%                     6.90%      9.90% A
income to average net assets

Portfolio turnover rate           65%                       64%        11% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S  EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).


FIDELITY REAL ESTATE HIGH INCOME FUND II
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued primarily using dealer supplied quotes or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $200,428,261 and $84,316,961, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $34,241 for the period.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,796,000 and $2,396,667, respectively. The weighted average interest rate was 6.31%.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $35,365 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,823 and $43,579, respectively, under these arrangements.

7. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 49.6% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Real Estate High Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund II (a fund of Fidelity Covington Trust) at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry Greenfield, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

* INDEPENDENT TRUSTEES